Exhibit 99.1

For Immediate Release

December 28, 2016

Southwest Gas Corporation Announces Holding Company Structure

NYSE Ticker Symbol to Remain “SWX”

LAS VEGAS – Southwest Gas Corporation (NYSE: SWX) announced approval by its Board of Directors to implement the previously proposed holding company structure, effective January 1, 2017. The holding company will be named Southwest Gas Holdings, Inc., and will be traded on the New York Stock Exchange under the same ticker symbol, SWX. Southwest Gas Corporation, Centuri Construction Group, and their respective subsidiaries, will become subsidiaries of Southwest Gas Holdings.

Southwest Gas Corporation’s shareholders will automatically become shareholders of Southwest Gas Holdings, Inc., on a one-for-one basis, with the same number of shares and same ownership percentage as they held immediately prior to the reorganization.

The reorganization is designed to provide further separation between Southwest’s regulated and unregulated businesses, and to offer additional financing flexibility. No material operational or financial impacts are expected.

“Southwest Gas Corporation is committed to delivering customer and shareholder value by focusing on our fundamental business strategies of operational excellence, strategic growth, and financial stewardship, and moving to a holding company structure helps further these objectives,” stated John Hester, president and CEO, Southwest Gas. “As part of our continued initiatives to better serve customers, investors, and the community-at-large, the holding company will be well-positioned to leverage our core competencies in both the natural gas operations and construction services business segments.”

Southwest Gas Corporation provides safe and reliable natural gas service to more than 1.9 million customers in Arizona, California, and Nevada.

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Centuri Construction Group, Inc., is non-regulated and provides utility companies with trenching and installation, replacement, and maintenance services for energy distribution systems. Centuri operates in 20 major markets in the United States and two major markets in Canada.

Forward-Looking Statements: This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include, without limitation, statements regarding Southwest’s expectations, hopes or intentions regarding the future. These forward looking statements can often be identified by the use of words such as “will”, “predict”, “continue”, “forecast”, “expect”, “believe”, “anticipate”, “outlook”, “could”, “target”, “project”, “intend”, “plan”, “seek”, “estimate”, “should”, “may” and “assume”, as well as variations of such words and similar expressions referring to the future, and may include (without limitation) statements regarding the timing of the reorganization, the flexibility provided by the reorganization and the lack of any material operational or financial impact from the reorganization. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in each such statement. Factors that could cause actual results to differ include (without limitation) the future impact of regulatory requirements on holding company structure, stock market and stock analyst reaction to the reorganization, and impact to Southwest’s credit ratings, if any, among other factors. Other factors that may impact an investment in Southwest are discussed under the heading “Risk Factors” in Southwest’s Annual Report on Form 10-K, and in Southwest’s other current and periodic reports filed from time to time with the Securities and Exchange Commission. All forward-looking statements in this document are made as of the date hereof, based on information available to Southwest as of the date hereof, and Southwest assumes no obligation to update any forward-looking statement.

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For Shareholder information, contact:	For media information, contact:
Ken Kenny, (702) 876-7237	Sonya Headen, (702) 364-3411
ken.kenny@swgas.com	sonya.headen@swgas.com